UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2010 (March 11, 2010)

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 9, 2010, a purported class action and derivative lawsuit, Allan Roffe v. Eagle Rock Energy Partners, L.P. et al., Civil Action No. 5258-VCL, was filed by a public unitholder of Eagle Rock Energy Partners, L.P. (the “Partnership”) in the Court of Chancery of the State of Delaware naming the Partnership, Eagle Rock Energy GP, L.P., the general partner of the Partnership (the “General Partner”), certain affiliates of the General Partner, including Eagle Rock Energy G&P, LLC, the general partner of the General Partner (“G&P LLC”), and each member of the board of directors of G&P LLC as defendants.  The complaint alleged, among other things, that (i) the previously announced proposed recapitalization transactions are unfair to the Partnership’s public unitholders, (ii) the preliminary proxy statement filed on January 14, 2010 in connection with the proposed recapitalization transactions contains material misstatements and omissions and (iii) that the defendants breached their fiduciary duties to the Partnership’s public unitiholders in connection with the proposed recapitalization transactions.

The Partnership believes that the Roffe action is entirely without merit and that the Partnership and the other defendants have valid defenses to all claims. Nevertheless, in an effort to minimize the further cost, expense, burden and distraction of any litigation relating to the action, the parties to the Roffe action after arms-length negotiations entered into a Memorandum of Understanding regarding the terms of a potential settlement of the action on March 11, 2010. Pursuant to the Memorandum of Understanding, the Partnership has agreed to include in its proxy statement certain supplemental disclosures suggested by plaintiff and has included them in a preliminary proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) today. The settlement contemplated by the Memorandum of Understanding is subject to, among other things: (i) plaintiff being satisfied after conducting confirmatory discovery that the settlement is in the best interest of the class of the Partnership’s common unitholders; (ii) negotiation and execution of definitive settlement documentation; (iii) the Partnership obtaining the requisite approval of its common unitholders of the proposed recapitalization transactions; (iv) the Partnership completing at least one of several specified portions of the proposed recapitalization transactions; and (v) approval of the settlement by the Delaware Court of Chancery. If the settlement is consummated, it, among other things, would resolve the allegations by the plaintiff against the defendants in connection with the proposed recapitalization transactions and would provide a release and settlement by a proposed class of EROC common unitholders during the period September 17, 2009 through and including the date of the closing of the transactions of all claims against the defendants, and each of the defendants’ affiliates and agents, and others in connection with the proposed recapitalization transactions. The parties have not yet reached an agreement regarding the amount of plaintiff’s attorney’s fees and costs that the Partnership would agree not to oppose, and are still in negotiations concerning that item. Any amount of fees and costs will be subject to court approval. If the parties are unable to reach an agreement on the amount of plaintiff’s attorney’s fees and costs, the plaintiff will have the right to make an application to the Court for an award of fees and costs, and defendants will have the right to contest such application. The Memorandum of Understanding provides that the Partnership will pay on behalf of the individual defendants any award of fees and costs by the Court. There can be no assurance as to when or whether the conditions to a settlement will be satisfied or the settlement will be consummated. In the event that the settlement is not consummated, the Partnership intends to vigorously defend against the action.

Important Information Regarding Proposed Restructuring Transactions will be filed with the SEC

In connection with the proposed restructuring transactions described in the Partnership’s Current Report on Form 10-K filed with the SEC on January 12, 2010, the Partnership has filed preliminary proxy statements and will file other documents with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTNERSHIP. Investors and security holders may obtain copies of the preliminary proxy statements, the definitive proxy statement and other documents that the Partnership files with the SEC (when they are available) free of charge at the SEC’s web site at http://www.sec.gov. The preliminary proxy statements, the definitive proxy statement and other relevant documents may also be obtained (when available) free of charge on the Partnership’s web site at http://www.eaglerockenergy.com or by directing a request to Eagle Rock Energy Partners, L.P., P.O. Box 2968, Houston, Texas 77252-2968, Attention: Investor Relations.

The Partnership and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from the unitholders of the Partnership in connection with the proposed transactions. Information regarding the special interests of persons who may be deemed to be such participants in the proposed transactions will be included in the proxy statement when it becomes available. Additional information regarding the directors and executive officers of the Partnership is also included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Eagle Rock Energy Partners, L.P. as described above.

The statements included in this Current Report on Form 8-K regarding the settlement negotiations and terms, are forward-looking statements. These statements involve risks and uncertainties, including, but not limited to, actions by regulatory authorities, market conditions, the Partnership’s financial results and performance, satisfaction of closing conditions, actions by third parties and other factors detailed in risk factors and elsewhere in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009, and any other subsequent filings with the SEC. Should one or more of these risks or uncertainties materialize (or the consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Partnership disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: March 12, 2010	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel